Filing by Stone Ridge Trust III pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed under Rule 14a-12(b) under the Securities and Exchange Act of 1934, as amended.

Subject Company: Stone Ridge Trust (SEC. File No. 811-22761)

Filed pursuant to Rules 497(e) and 425
File Nos. 333-229925 and 811-23018

STONE RIDGE TRUST III

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

SUPPLEMENT DATED AUGUST 13, 2020

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED

MARCH 1, 2020, AS SUPPLEMENTED ON MARCH 18, 2020

On August 12, 2020, the Board of Trustees of Stone Ridge Trust III (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which the Stone Ridge All Asset Variance Risk Premium Fund (“Existing AVRPX”) will be reorganized with and into a new open-end mutual fund series of Stone Ridge Trust also called Stone Ridge All Asset Variance Risk Premium Fund (“New AVRPX” and together with Existing AVRPX, the “Funds”) (such transaction, the “Reorganization”).

The Board’s decision to reorganize is subject to shareholder approval, though no shareholder action is necessary at this time. A notice of a special meeting of shareholders and a combined prospectus/proxy statement (the “Prospectus/Proxy Statement”) seeking shareholder approval for the Agreement and Plan of Reorganization will be sent in the near future to Existing AVRPX shareholders of record as of October 12, 2020.

If the Agreement and Plan of Reorganization is approved, each shareholder of Existing AVRPX will receive a number of Class I shares of New AVRPX equal in dollar value to the common shares held by such shareholder in Existing AVRPX, with each Fund’s shares valued at such Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the closing date of the Reorganization.

The Reorganization is intended to be tax-free, meaning that Existing AVRPX’s shareholders would become shareholders of New AVRPX without realizing any gain or loss for federal income tax purposes.

Prior to the Reorganization, Existing AVRPX shareholders may continue to purchase and tender shares subject to the limitations described in the Existing AVRPX’s prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about December 4, 2020.

The foregoing is not a solicitation of any proxy. For important information regarding Existing AVRPX or New AVRPX, or to receive a free copy of the Prospectus/Proxy Statement, once it is available, please call Okapi Partners LLC toll-free at 888-785-6707. The Prospectus/Proxy Statement will contain important information about the Reorganization and New AVRPX in which shareholders of Existing AVRPX would own shares upon the closing of the Reorganization, including information about investment strategies and risks, fees and expenses. The Prospectus/Proxy Statement will set forth the identity of the participants in the proxy solicitation and a description of the participants’ direct or indirect interests, by security holdings or otherwise. The Prospectus/Proxy Statement will also be available for free on the SEC’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully or when considering the Reorganization.

Please retain this Supplement with your records for future reference.